Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA American Funds® Growth Portfolio

SA American Funds® Global Growth Portfolio

SA American Funds® Growth-Income Portfolio

SA American Funds® Asset Allocation Portfolio

SA American Funds® VCP Managed Allocation Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 14, 2025, to the Portfolios’

Prospectus and Statement of Additional Information,

each dated May 1, 2024, as amended and supplemented to date

The following changes are made to the Portfolios’ Prospectus effective immediately:

The fifth and sixth paragraphs of the subsection of the Portfolios’ Prospectus entitled “Management – Information about the Investment Manager to the Portfolios” are deleted in their entirety and replaced with the following:

SunAmerica, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $75.95 billion as of March 28, 2024. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).

The following changes are made to the Portfolios’ SAI effective immediately:

The first two paragraphs of the subsection of the Portfolios’ SAI entitled “INVESTMENT ADVISORY AND RELATED AGREEMENTS – Investment Advisory and Management Agreement” are deleted in their entirety and replaced with the following:

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “SunAmerica Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.